UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2011

XTREME GREEN PRODUCTS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52502	26-2373311
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

2191 Mendenhall Dr. Suite 101 North Las Vegas, NV 89081
(Address of principal executive offices) (zip code)

(702) 233-4804
(Registrant's telephone number, including area code)

 (Former name or address, if changed since last report)

Copies to:
Louis A. Brilleman, Esq.
1140 Avenue of the Americas, 9th Floor
New York, New York 10036
Phone: (212) 584-7805
Fax: (646) 380-6635

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On July 14, 2011, Xtreme Green Products Inc. (the “Company”) dismissed its auditors, Kingery & Crouse PA (the "Former Accountant").  Effective July 15, 2011, the Company engaged L.L. Bradford & Company, LLC (the "New Accountant"), as its independent certified public accountant.  The Company's decision to dismiss the Former Accountant and retain the New Accountant was approved unanimously by its Board of Directors on July 12, 2011.

The Former Accountant’s report on the financial statements for the fiscal years ended December 31, 2010 and December 31, 2009, and through the date of dismissal, was not subject to an adverse or qualified opinion or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles for the fiscal years then ended, except that the Former Accountant’s report on the financial statements as of December 31, 2010 and December 31, 2009 contained explanatory language that substantial doubt existed about the Company’s ability to continue as a going concern due to significant losses from the Company’s operations and working capital and stockholder deficiencies

During the two most recent fiscal years and any subsequent interim period there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-K.

During the two most recent fiscal years and any subsequent interim period through the date of dismissal there were no disagreements with the Former Accountant on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of the Former Accountant would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for those periods.

The Company did not consult with the New Accountant regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice was provided by the New Accountant that was a factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues.

The Company has requested that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The requested letter is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits

Exhibit Number	Description

16.1	Letter from Former Accountants dated July 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xtreme Green Products Inc.

July 19, 2011	By:	/s/ Ken Sprenkle
Ken Sprenkle
Chief Financial Officer